                                  EXHIBIT 99.1

                                 PRESS RELEASE

             ROCK-TENN COMPANY REPORTS FINANCIAL RESULTS FOR THE
                         FIRST QUARTER OF FISCAL 1997

Norcross, Georgia, January 10, 1997 -- Rock-Tenn Company ("NYSE:RKT") today reported financial results for the first fiscal quarter ending December 31, 1996.

Net income for the December 1996 quarter was $7.4 million or $.22 per share compared to $11.8 million or $.35 per share for the same quarter last year. Net sales for the December 1996 quarter were $208.3 million compared to $219.4 million in the same quarter last year.

Bradley Currey, Jr., chairman and chief executive officer, commented, "as we reported in December, financial results for the first fiscal quarter were hurt by an earlier than anticipated seasonal slow down in shipments of converted products and continuing pricing pressure on recycled paperboard. Currently, we are seeing a stabilization of general market conditions and the outlook for physical volume is encouraging."

The Company recently announced two strategic initiatives to fuel growth:

     On December 20, 1996, Rock-Tenn announced that it had reached an agreement in principal to acquire for cash all of the outstanding capital stock of the parent of Waldorf Corporation, a manufacturer of folding cartons, 100% recycled paperboard and recycled corrugating medium. This acquisition is expected to make Rock-Tenn the second largest producer of folding cartons in North America and the largest producer of 100% recycled paperboard, excluding containerboard and gypsum wallboard.

     On January 8, 1997, Rock-Tenn announced that it had entered into a letter of intent with Sonoco Products Company to combine their fiber partition businesses into a new joint venture.

Consummation of the acquisition and of the joint venture are subject to satisfaction of a number of conditions including negotiation and execution of definitive agreements, obtaining certain regulatory approvals and the satisfactory completion of due diligence.

The Company also has stated that it expects initially to finance the Waldorf transaction, including refinancing of Waldorf's long-term debt, with cash and borrowings under a new $400 million credit facility. The Company also has stated its intention to repay a portion of such borrowings with the net proceeds of a public offering of equity securities. The Company currently anticipates that the public offering will consist of up to 6,000,000 shares of its Class A Common Stock and will be completed during the first half of 1997 subject, however, to prevailing market conditions.

Currey further stated, "while we expect to incur costs to consolidate the Waldorf acquisition and Sonoco joint venture over the next few quarters, we believe the synergies and cost efficiencies associated with these businesses will contribute to enhanced sales and profits for Rock-Tenn over the long-term."

                               ROCK-TENN COMPANY
                       FINANCIAL AND OPERATING HIGHLIGHTS
                                  (UNAUDITED)
              (IN THOUSANDS, EXCEPT PER SHARE AND TONNAGE AMOUNTS)



                                    Three Months Ended
                                December 31,  December 31,
                                        1996          1995
----------------------------------------------------------
NET SALES:
 Converted Products Segment         $184,437      $193,089
 Paperboard Segment                   66,546        72,963
 Intersegment Eliminations           (42,665)      (46,690)
                                    --------      --------

TOTAL NET SALES                     $208,318      $219,362
                                    ========      ========

NET INCOME                          $  7,399      $ 11,785
                                    ========      ========

Earnings Per Common Share           $    .22      $    .35
                                    ========      ========

Weighted Average Common Shares
 Outstanding                          34,075        33,932
                                    ========      ========


SEGMENT OPERATING MARGIN:
 Converted Products                     2.7%          3.4%
 Paperboard                            16.5%         23.1%

TONNAGE DATA:
 Paperboard Shipped (in tons)        160,305       148,036

                               ROCK-TENN COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


=========================================================================
                                               FOR THE THREE MONTHS ENDED
                                               DECEMBER 31,   DECEMBER 31,
                                                      1996           1995
-------------------------------------------------------------------------
NET SALES                                         $208,318       $219,362

Cost of Goods Sold                                 154,725        161,203
-------------------------------------------------------------------------
Gross Profit                                        53,593         58,159
Selling, General and Administrative Expenses        39,511         36,514
-------------------------------------------------------------------------
Income from Operations                              14,082         21,645
Interest Expense                                    (2,442)        (2,884)
Interest Income                                        496            248
-------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                          12,136         19,009

PROVISION FOR INCOME TAXES                           4,737          7,224
-------------------------------------------------------------------------
NET INCOME                                        $  7,399       $ 11,785
-------------------------------------------------------------------------
Weighted Average Common Shares Outstanding          34,075         33,932
-------------------------------------------------------------------------
Earnings Per Common Share                         $    .22       $    .35
=========================================================================

                               ROCK-TENN COMPANY
                          INDUSTRY SEGMENT INFORMATION
                                  (UNAUDITED)
                      (IN THOUSANDS, EXCEPT TONNAGE DATA)




==============================================================
                              FOR THE THREE MONTHS ENDED
                               DECEMBER 31,   DECEMBER 31,
                                       1996           1995
--------------------------------------------------------------
NET SALES:

Converted Products                 $184,437       $193,089
Paperboard                           66,546         72,963
Intersegment Eliminations           (42,665)       (46,690)
--------------------------------------------------------------
TOTAL                              $208,318       $219,362
--------------------------------------------------------------
INCOME BEFORE TAXES:

Converted Products                 $  4,939       $  6,641
Paperboard                           11,004         16,840
Corporate Expense                    (1,861)        (1,836)
Interest Expense                     (2,442)        (2,884)
Interest Income                         496            248
--------------------------------------------------------------
TOTAL                              $ 12,136       $ 19,009
==============================================================
Paperboard Shipped (in tons)        160,305        148,036
==============================================================

                               ROCK-TENN COMPANY
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                                 (IN THOUSANDS)

==========================================================================================
                                                           FOR THE THREE MONTHS ENDED
                                                     DECEMBER 31, 1996   DECEMBER 31, 1995
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income                                               $   7,399         $   11,785

Items in Income Not Affecting Cash:
Depreciation and Amortization                               12,107             11,893
Deferred Income Taxes                                        1,000              1,379
Gain on Sale of Property, Plant and Equipment                  (83)              (113)

Net Changes in Operating Assets and Liabilities               (245)            11,772
------------------------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                       20,178             36,716
------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:

Net Additions to Revolving Credit Facilities                    67                ---
Additions to Long-Term Debt                                  1,500                ---
Repayments of Long-Term Debt                                (5,133)           (12,505)
Sales of Common Stock                                          606                527
Purchases of Common Stock                                      ---               (161)
Cash Dividends Paid                                         (2,493)            (2,263)
------------------------------------------------------------------------------------------
CASH USED FOR FINANCING ACTIVITIES                          (5,453)           (14,402)
------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:

Capital Expenditures                                       (21,501)           (18,306)
Proceeds from Sale of Property, Plant and Equipment            427                237
Increase in Unexpended Industrial Revenue Bond Proceeds       (171)               ---
Cash Paid for Intangibles                                     (269)              (117)
------------------------------------------------------------------------------------------
CASH USED FOR INVESTING ACTIVITIES                         (21,514)           (18,186)
------------------------------------------------------------------------------------------
Effect of Exchange Rate Changes on Cash                         (7)               (33)

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS            (6,796)             4,095

Cash and Cash Equivalents:

Beginning of Period                                         50,876             21,532
------------------------------------------------------------------------------------------
End of Period                                            $  44,080         $   25,627
------------------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid During the Period For:
 Income Taxes                                            $   2,806         $      359
 Interest (Net of Amounts Capitalized)                         900              1,493
==========================================================================================

                               ROCK-TENN COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                                 (IN THOUSANDS)


=================================================================
                                      DECEMBER 31,  SEPTEMBER 30,
                                              1996           1996
-----------------------------------------------------------------
ASSETS:

Cash and Cash Equivalents                 $ 44,080       $ 50,876

Receivables - Net                           68,034         78,041

Inventories - At LIFO Cost                  59,598         58,505

Other Current Assets                         1,640          1,908
-----------------------------------------------------------------
TOTAL CURRENT ASSETS                       173,352        189,330
-----------------------------------------------------------------

Building and Equipment - Net               345,039        334,854

Intangible and Other Assets                 58,080         57,504
-----------------------------------------------------------------
TOTAL ASSETS                              $576,471       $581,688
=================================================================

LIABILITIES AND
SHAREHOLDERS' EQUITY:

Current Maturities of Long-Term Debt      $  7,293       $  7,260

Other Current Liabilities                   52,958         61,689
-----------------------------------------------------------------
TOTAL CURRENT LIABILITIES                   60,251         68,949
-----------------------------------------------------------------
Long-Term Debt                             135,741        139,344

Other Liabilities                            1,945          1,104

Deferred Income Taxes                       24,130         23,136

Shareholders' Equity                       354,404        349,155
-----------------------------------------------------------------
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                      $576,471       $581,688
=================================================================

                                                                                            AVERAGE
                 AVERAGE       AVERAGE    AVERAGE     UNCOATED        COATED              RECOVERED         RECOVERED
                UNCOATED        COATED      PRICE         TONS          TONS TOTAL TONS  PAPER COST        PAPER TONS
               PRICE/TON     PRICE/TON   ALL TONS      SHIPPED       SHIPPED    SHIPPED     PER TON         PURCHASED
               ---------     ---------   --------     --------       ------- ----------  ----------        ----------
1Q 1995             $354           $495      $394      126,562        49,234    175,796         $86           180,057
2Q 1995              371            532       412      137,572        46,574    184,146         127           183,981
3Q 1995              407            555       446      130,319        47,770    178,089         171           183,367
4Q 1995              431            569       475      109,826        50,611    160,437         143           172,553

             --------------------------------------------------------------------------------------------------------
FISCAL 1995          389            538       431      504,279       194,189    698,468         132           719,958
             --------------------------------------------------------------------------------------------------------

1Q 1996              422            564       466      102,356        45,680    148,036          65           152,165
2Q 1996              400            523       438      106,293        48,802    155,095          53           154,578
3Q 1996              368            500       407      114,124        47,416    161,540          43           157,962
4Q 1996              354            476       392      111,377        50,578    161,955          44           164,694

             --------------------------------------------------------------------------------------------------------
FISCAL 1996          385            514       425      434,150       192,476    626,626          51           629,399
             --------------------------------------------------------------------------------------------------------

1Q 1997              350            469       389      107,150        53,155    160,305          52           160,203
2Q 1997
3Q 1997
4Q 1997

             --------------------------------------------------------------------------------------------------------
FISCAL 1997
             --------------------------------------------------------------------------------------------------------

              CONVERTING    CONVERTING              PAPERBOARD    PAPERBOARD                                CASH FROM
                 SEGMENT       SEGMENT  RETURN ON      SEGMENT       SEGMENT  RETURN ON                     OPERATING
             SALES (000)  INCOME (000)      SALES  SALES (000)  INCOME (000)      SALES         EPS  ACTIVITIES (000)
             -----------  ------------  ---------  -----------  ------------  ---------       -----  ----------------
1Q 1995         $161,659        $4,860       3.0%      $74,087       $13,925      18.8%       $0.29           $14,264
2Q 1995          189,662         9,008       4.7%       82,631        12,382      15.0%        0.32             6,206
3Q 1995          201,010        10,545       5.2%       88,292        11,194      12.7%        0.32            22,045
4Q 1995          205,373         6,750       3.3%       84,358        13,863      16.4%        0.29            34,462

             --------------------------------------------------------------------------------------------------------
FISCAL 1995      757,704        31,163       4.1%      329,368        51,364      15.6%        1.21            76,977
             --------------------------------------------------------------------------------------------------------

1Q 1996          193,089         6,641       3.4%       72,963        16,840      23.1%        0.35            36,716
2Q 1996          193,347         7,627       3.9%       71,896        16,496      22.9%        0.36            20,510
3Q 1996          193,667         9,620       5.0%       69,858        16,328      23.4%        0.40            38,134
4Q 1996          199,593        11,330       5.7%       66,685        14,767      22.1%        0.40            28,170

             --------------------------------------------------------------------------------------------------------
FISCAL 1996      779,696        35,218       4.5%      281,402        64,431      22.9%        1.50           123,530
             --------------------------------------------------------------------------------------------------------

1Q 1997          184,437         4,939       2.7%       66,546        11,004      16.5%        0.22            20,178
2Q 1997
3Q 1997
4Q 1997

             --------------------------------------------------------------------------------------------------------
FISCAL 1997
             --------------------------------------------------------------------------------------------------------


(000 OMITTED)                   ROCK-TENN COMPANY            WALDORF CORPORATION        SONOCO PARTITION DIVISION
                                ---------------------------  ----------------------     --------------------------
                                            NUMBER OF                    NUMBER OF      ESTIMATED       NUMBER OF
                                YE 9/30/96  MANF FACILITIES  YE 6/30/96  FACILITIES     YE 12/31/96     FACILITIES
                                ----------  ---------------  ----------  ----------     -----------     ----------
SALES

CONVERTING SEGMENT

FOLDING CARTON                    $403,113       17            $257,160     6
LAMINATED PAPERBOARD               123,379        5
CORRUGATED                         112,031        7
PARTITION                           97,236        8                                       $50,000           7
PLASTICS                            43,937        3

----------------------------------------------------------------------------------------------------------------
SUBTOTAL                           779,696       40             257,160     6              50,000           7
----------------------------------------------------------------------------------------------------------------

PAPERBOARD SEGMENT

RECYCLED BOX BOARD                 268,630        8             129,624     2
CORRUGATING MEDIUM                     ---        0              62,477     1
RECYCLED FIBER                      12,772       11                 ---     4

----------------------------------------------------------------------------------------------------------------
SUBTOTAL                           281,402       19             192,101     7
----------------------------------------------------------------------------------------------------------------

TOTAL SALES                      1,061,098       59             449,261    13              50,000           7
INTERSEGMENT SALES                (184,987)                     (72,192)

----------------------------------------------------------------------------------------------------------------
NET OUTSIDE SALES                  876,111                      377,069                    50,000
----------------------------------------------------------------------------------------------------------------

COST OF GOODS SOLD                 632,202                      306,418                NOT AVAILABLE
                                  --------                     --------
GROSS PROFIT                       243,909                       70,651
S,G & A EXPENSE                    151,752                       24,565
                                  --------                     --------
OPERATING INCOME                    92,157                       46,086
NET INTEREST EXPENSE                 9,688                       14,215
                                  --------                     --------
INCOME BEFORE TAXES                 82,469                       31,871
INCOME TAXES                        31,344                       14,499

----------------------------------------------------------------------------------------------------------------
NET INCOME                        $ 51,125                     $ 17,372
----------------------------------------------------------------------------------------------------------------

PAPERBOARD SHIPMENTS (IN TONS)

CLAY-COATED RECYCLED                   192                          262
UNCOATED RECYCLED                      434                          ---
RECYCLED MEDIUM                        ---                          157

----------------------------------------------------------------------------------------------------------------
TOTAL                                  626                          419                NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------
